                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                                November 6, 1998
               (Date of Report - Date of earliest event reported)



                        REPUBLIC ENGINEERED STEELS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                         Commission File Number: 0-25900
                                                 -------


         Delaware                                         52-1635079
--------------------------------              ---------------------------------
 (State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)



       410 Oberlin Road, S.W.
       Massillon, Ohio  44647                           (330) 837-6000
----------------------------------------      ---------------------------------
(Address of principal executive offices)       (Registrant's telephone number)

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Item 5.  Other Events

The following exhibits are being filed herewith.


Exhibit Index
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

Number            Description
------            -----------
(10.29)  Credit Agreement dated as of November 6, 1998, by and among the registrant, the guarantors named therein, the lenders named therein, and The Chase
         Manhattan Bank, DLJ Bridge Finance, Inc. and BancBoston, N.A., as
         agents.

(10.30)  Open End Mortgage dated as of November 6, 1998, between registrant and The
         Chase Manhattan Bank related to the registrant's Cast-Roll(Trademark) facility.

(10.31)  Form of Exchange Notes Indenture.

(10.32)  Form of Exchange Notes Registration Rights Agreement.

(10.33)  Assignment Agreement dated November 6, 1998, by and among Chase Securities Inc.,
         Donaldson, Lufkin & Jenrette Securities Corporation, BancBoston
         Robertson Stephens Inc. and the registrant.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        REPUBLIC ENGINEERED STEELS, INC.



Date:  December 30, 1998                By:  /s/ Thomas N. Tyrrell
                                        --------------------------
                                        Thomas N. Tyrrell
                                        Chief Executive Officer




Date:  December 30, 1998                By:  /s/ Brenda K. Brown
                                        ------------------------
                                        Brenda K. Brown
                                        Vice President of Finance and Controller